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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned officers and directors of GATX CORPORATION, a New York corporation, do hereby constitute and appoint David B. Anderson and Ronald J. Ciancio, or either of them, attorneys and agents of the undersigned, with full power and authority to sign in the name and on behalf of the undersigned, and in the capacities indicated, its registration statement on Form S-8 under the Securities Act of 1933 of 25,000 shares of Common Stock to be purchased under the Centron DPL Company, Inc. Profit Sharing Plan, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

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
                      SIGNATURE                                      TITLE                  DATE
                      ---------                                      -----                  ----
                 /s/ JAMES M. DENNY                         Director
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                   James M. Denny                                                     December 19, 1997
                /s/ RICHARD FAIRBANKS                       Director
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                  Richard Fairbanks                                                   December 19, 1997
                /s/ WILLIAM C. FOOTE                        Director
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                  William C. Foote                                                    December 5, 1997
                /s/ DEBORAH M. FRETZ                        Director
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                  Deborah M. Fretz                                                    December 5, 1997
                /s/ RICHARD A. GIESEN                       Director
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                  Richard A. Giesen                                                   December 5, 1997

                 /s/ MILES L. MARSH                         Director
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                   Miles L. Marsh                                                     December 5, 1997
                /s/ CHARLES MARSHALL                        Director
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                  Charles Marshall                                                    December 10, 1997
                /s/ MICHAEL E. MURPHY                       Director
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                  Michael E. Murphy                                                   December 5, 1997
                 /s/ RONALD H. ZECH                         Chairman of the Board
-----------------------------------------------------       and Chief Executive
                   Ronald H. Zech                           Officer                   December 19, 1997
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